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                                ING MUTUAL FUNDS
                             ING INTERNATIONAL FUND
                            ING WORLDWIDE GROWTH FUND

                         Supplement Dated August 6, 2003
              To International Equity Funds and Global Equity Funds
                               Class Q Prospectus
                               Dated March 1, 2003

Effective August 1, 2003, the above reference funds (the "Funds") are sub-advised by Aeltus Investment Management, Inc. ("ING Aeltus"). Both ING Aeltus, and the Funds' adviser, ING Investments, LLC ("ING Investments"), are indirect, wholly owned subsidiaries of ING Groep N.V. ("ING") and affiliates of each other. ING has undertaken an internal reorganization plan that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Funds. As a result of this integration plan, the operational and supervisory functions of the Funds Investment Management Agreements will be separated from the portfolio management functions of the Funds, with the former continuing to be provided by ING Investments and the latter provided by ING Aeltus. The portfolio management personnel overseeing the Funds have become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. The portfolio management team for each Fund did not change as a result of the internal reorganization described above.

The Prospectus is updated to reflect this new sub-advisory arrangement as described below:

a) The section entitled "Funds at a Glance" on page 2 of the Prospectus is revised to reflect that Aeltus Investment Management, Inc. is the sub-adviser for the Funds.

b) The section entitled "ING Directly Manages the Portfolios of the Following Funds:" on page 22 of the Prospectus is removed in its entirety.

c) The following is added following the first paragraph of the section entitled "Sub-Advisers" on page 22 of the Prospectus:
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ING WORLDWIDE GROWTH FUND AND ING INTERNATIONAL FUND

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to ING Worldwide Growth Fund and ING International Fund

Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2003, Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

WORLDWIDE GROWTH FUND

The international portion of the ING Worldwide Growth Fund's assets has been managed by a team of investment professionals led by Richard T. Saler and Philip
A. Schwartz since October of 2000. Messrs. Saler and Schwartz are each a Senior Vice President and Director of International Investment Strategy at ING. Prior to joining ING in July of 2000, Messrs. Saler and Schwartz were each a Senior Vice President and Director of International Equity Investment Strategy at Lexington Management Corporation (Lexington).

The domestic equity portion of the ING Worldwide Growth Fund's assets has been managed by a team of investment professionals led by James A. Vail since April of 2003. Mr. Vail has served as Senior Vice President and Portfolio Manager of ING since July of 2000. He is a chartered Financial Analyst, a member of the New York Society of Security Analysts and has over 25 years of investment experience. Prior to joining ING in 2000, Mr. Vail was Vice President at Lexington, which he joined in 1991.

ING INTERNATIONAL FUND

The following individuals share responsibility for the day-to-day management of the ING International Fund:

Richard T. Saler, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages ING International Fund since January 1994.

Philip A. Schwartz, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages ING International Fund since January 1996.



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